UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported): June 13, 2008

Berman Center, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19562	58-1865733
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 East Ontario, Suite 800 Chicago Illinois		60611
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(312) 255 8088

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 13, 2008, Berman Center, Inc. (the "Company") announced that it has been unable to satisfy its payroll obligations to its officers and employees. Dr. Laura Berman has today notified the Company that it is in breach of its compensation obligations to her; and, that she will terminate her employment agreement for Good Reason (as defined in the employment agreement) if the breach is not cured within 30 days. In the event Dr. Laura Berman terminates her employment agreement for Good Reason, then any and all revenues generated as a result of Dr. Berman’s services rendered and products created during the term of her employment shall remain the property of the Company and any and all revenues generated as a result of Dr. Berman’s Services rendered and Products created by Dr. Berman after the term of her employment shall become the property of Dr. Berman.

If the Company enters into bankruptcy proceedings, Dr. Berman’s grant, transfer, and assignment of net revenues to the Company pursuant to the Assignment and Acknowledgement Agreement dated March 7, 2007 shall continue as long as Dr. Berman is entitled to and receives her annual salary of Two Hundred Thousand Dollars ($200,000.00). If the Company fails to generate at least Two Hundred Thousand Dollars ($200,000.00) in gross revenues in any given fiscal year in which the Company is in bankruptcy, then Dr. Berman shall only be entitled to receive as compensation under her Employment Agreement such lesser amount equal to the gross revenues generated by the Company in such fiscal year. In any given fiscal year in which the Company is in bankruptcy, Dr. Berman shall not be entitled to receive the difference between her $200,000 salary and such lesser amount that may have been paid to her in the previous fiscal year.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1
Employment Agreement dated June 16, 2005 by and between the Company and Dr. Berman (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2005).

10.2
Amendment to Employment Agreement dated June 23, 2006 by and between the Company and Dr. Berman (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2006).

10.3
Assignment and Acknowledgement Agreement dated March 7, 2007 by and between the Company and Dr. Berman (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BERMAN CENTER, INC.

Date: June 18, 2008	By:	/s/ Laura Berman
Laura Berman
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

10.1
Employment Agreement dated June 16, 2005 by and between the Company and Dr. Berman (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2005).

10.2
Amendment to Employment Agreement dated June 23, 2006 by and between the Company and Dr. Berman (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2006).

10.3
Assignment and Acknowledgement Agreement dated March 7, 2007 by and between the Company and Dr. Berman (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2007).